SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 1999


                                   Optika Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-28672                     95-4154552
          ------------------------ -----------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)


          7450 Campus Drive, Suite 200, Colorado Springs,CO    80920
         --------------------------------------------------- ----------
               (Address of Principal Executive Offices)      (Zip Code)


                                 (719) 548-9800
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


               --------------------------------------------------
                    (Former Name, Changed Since Last Report)

Item 4.  Change in Registrant's Certifying Accountants

     (b) (i) KPMG was engaged by the Registrant on April 1, 1999. KPMG was not consulted by the Registrant with respect to the application of accounting principles to a specific completed transaction or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Optika Inc
                                ----------------------------
                                  (Registrant)

                                By: /s/ Steven M. Johnson
                                -----------------------------
                                Name: Steven M. Johnson
                                Title:   Chief Financial Officer




Dated:  April 2, 1999